UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report — May 10, 2012
(Date of earliest event reported)

QUESTAR PIPELINE COMPANY
(Exact name of registrant as specified in its charter)

STATE OF UTAH	000-14147	87-0307414
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45360, Salt Lake City, Utah 84145-0360
(Address of principal executive offices)

Registrant’s telephone number, including area code (801) 324-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Item 8.01    Other Events.

Amended and Restated Articles of Incorporation

Questar Pipeline Company amended and restated its articles of incorporation which were filed with the Division of Corporation of the State of Utah on May 11, 2012. Questar Pipeline Company's Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this report.

List of Exhibit

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR PIPELINE COMPANY
(Registrant)

May 15, 2012	/s/R. Allan Bradley
R. Allan Bradley
President and Chief Executive Officer, Questar Pipeline